September 23, 2002

                          GILFORD OAKWOOD EQUITY FUND,
                      a series of the Advisors Series Trust

                       Supplement dated September 23, 2002
                      To the Prospectus dated June 28, 2002
--------------------------------------------------------------------------------

     At a meeting of the Board of Trustees (the "Board") of the Advisors Series Trust held on September 12 & 13, 2002, the Board unanimously consented to liquidate the Gilford Oakwood Equity Fund (the "Fund").

     As a result of the decision to pursue liquidation of the Fund, investors are no longer permitted to purchase shares of the Fund. Upon liquidation, the Fund will send you a check for your share of the liquidation proceeds, subject to any required withholding. Your liquidation proceeds will be calculated using the NAV as of the close of business on September 30, 2002. Checks will be issued to all shareholders and mailed to the address of record on each account.




               Please retain this Supplement with the Prospectus.